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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

       We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 33-77030 of Sight Resource Corporation of our report dated March 19, 1999 incorporated by reference into the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                                         /S/ KPMG LLP


Boston, Massachusetts
August 3, 1999